Exhibit 99.26
                                -------------
                Computational Materials and/or ABS Term Sheets

                                                                 Exhibit 99.26

                                        Deal Name              CWABS 2005-10

MI Data                        MI Flag
                               % of Pool Covered
                                 Effective LTV





DTI Distribution
                                  DTI <10.00
                                DTI 10.00-19.99
                                DTI 20.00-29.99
                                DTI 30.00-39.99
                                DTI 40.00-49.99
                                DTI 50.00-59.99
                                DTI 60.00-69.99




------------------------------------------------------------------------------
Please populate column C with the corresponding pool characteristics in
Column B.
- For values in currency format, omit $.
- For values in percentage format, provide data to 3 decimal places and omit %.
- For WAC Net Rate, subtract servicing fee, trustee fee, and initial MI fee.
- For MI Flag, Y or N.
------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
    Product Type          Number    Loan Balance    Avg. Loan     % of        WA      % Owner        %      WA  % Full   % Second
                        of Loans                     Balance    Total IO     FICO     Occupied   Purchase   DTI   Doc      Liens
2/28 ARM 24 Month IO         285    77,551,475.70  272,110.44    39.324       609       14.88      6.059         11.861        0
2/28 ARM 30 Month IO
2/28 ARM 60 Month IO          20     5,312,601.79  265,630.09     2.694       606       1.062      0.134          0.539        0
2/28 ARM 120 Month IO
3/27 ARM 24 Month IO         437   107,927,681.00  246,974.10    54.727       612      21.227      6.427         18.307        0
3/27 ARM 36 Month IO          25     6,418,274.20  256,730.97     3.255       601       1.283      0.219          0.927        0
3/27 ARM 60 Month IO       1,533   302,864,797.00  197,563.47         0       594      59.181     17.567          43.22        0
3/27 ARM 120 Month IO
5/25 ARM 60 Month IO
5/25 ARM 84 Month IO
      30 Fixed
      15 Fixed
       Other
-----------------------------------------------------------------------------------------------------------------------------------
      Totals:               2300   500,074,830.79  217,423.84       100       600      97.633     30.406         74.853        0
-----------------------------------------------------------------------------------------------------------------------------------




                                                                                        Init Rate Cap
--------------------------------------------------------------------------------------------------------------------
    Product Type             %1.000-    %1.500-   %2.000-   %2.500-   %3.000-   %3.500-  %4.000-  %4.500-   %5.000-
                               1.499      1.999    2.499      2.999     3.499    3.99      4.499   4.999%    5.499
2/28 ARM 24 Month IO                0    14.586     0.032         0      0.89       0           0        0        0
2/28 ARM 30 Month IO
2/28 ARM 60 Month IO                0     0.299       0.3         0     0.463       0           0        0        0
2/28 ARM 120 Month IO
3/27 ARM 24 Month IO            0.027    20.016         0         0      1.54       0           0        0        0
3/27 ARM 36 Month IO                0     0.123         0         0      1.16       0           0        0        0
3/27 ARM 60 Month IO            0.929    53.351     0.305         0     5.979       0           0        0        0
3/27 ARM 120 Month IO
5/25 ARM 60 Month IO
5/25 ARM 84 Month IO
      30 Fixed
      15 Fixed
       Other
--------------------------------------------------------------------------------------------------------------------
      Totals:                   0.956    88.375     0.637         0     10.03       0           0        0        0
--------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------
Please provide a breakdown of percentages for each cell of the matrix for loans that fall within the appropriate category broken down between loans with MI and loans without MI as well as the loan count for each breakdown in the matrices below. The sum of the percentages for the with MI and without MI percentages should equal 100%. The sum of the loans in the matrices below should equal the number of loans in the pool. If FICO is not available for loan, default to <450 bucket. If deal does not have MI, provide data for the entire pool in the "Loans without MI" matrix.
------------------------------------------------------------------------------



Percentage by range               Loans without MI
                                     FICOs
                     <450   451-500   501-550  551-600  601-650  651-700   701-750    >750
                   --------------------------------------------------------------------------
            <20
                   --------------------------------------------------------------------------
           20-30          0        0         0    0.041     0.03        0         0        0
                   --------------------------------------------------------------------------
           30-40          0        0     0.092    0.149    0.097        0         0        0
                   --------------------------------------------------------------------------
           40-50          0    0.034      0.14    0.188    0.122        0         0        0
                   --------------------------------------------------------------------------
  LTVs     50-60          0        0     0.539    1.652    0.898    0.177         0        0
                   --------------------------------------------------------------------------
           60-70          0        0     2.167    3.933    2.667    0.391     0.051        0
                   --------------------------------------------------------------------------
           70-80          0    0.033     2.456    6.034     5.85    0.949     0.106    0.124
                   --------------------------------------------------------------------------
           80-90          0        0     3.293   10.454   14.991    2.865     0.852    0.135
                   --------------------------------------------------------------------------
          90-100          0    0.008     2.067    7.465   12.594    0.314         0        0
                   --------------------------------------------------------------------------
           >100           0        0     0.284     4.71   10.832    0.215         0        0
                   --------------------------------------------------------------------------

                                  Loans with MI
                                     FICOs
                     <450   451-500   501-550  551-600  601-650  651-700   701-750    >750
                   --------------------------------------------------------------------------
            <20
                   --------------------------------------------------------------------------
           20-30
                   --------------------------------------------------------------------------
           30-40
                   --------------------------------------------------------------------------
           40-50
                   --------------------------------------------------------------------------
  LTVs     50-60
                   --------------------------------------------------------------------------
           60-70
                   --------------------------------------------------------------------------
           70-80
                   --------------------------------------------------------------------------
           80-90
                   --------------------------------------------------------------------------
          90-100
                   --------------------------------------------------------------------------
           >100
                   --------------------------------------------------------------------------


Loan Count                      Loans without MI
                                     FICOs
                     <450   451-500   501-550  551-600  601-650  651-700   701-750    >750
                   --------------------------------------------------------------------------
            <20
                   --------------------------------------------------------------------------
           20-30          0        0         0        1        1        0         0        0
                   --------------------------------------------------------------------------
           30-40          0        0         3        3        2        0         0        0
                   --------------------------------------------------------------------------
           40-50          0        1         3        5        3        0         0        0
                   --------------------------------------------------------------------------
  LTVs     50-60          0        0        12       36       20        3         0        0
                   --------------------------------------------------------------------------
           60-70          0        0        49       81       56        8         1        0
                   --------------------------------------------------------------------------
           70-80          0        1        52      125      101       16         3        2
                   --------------------------------------------------------------------------
           80-90          0        0        79      235      302       58        17        3
                   --------------------------------------------------------------------------
          90-100          0        1        52      195      291        8         0        0
                   --------------------------------------------------------------------------
           >100           0        0        11      149      303        8         0        0
                   --------------------------------------------------------------------------
             #

                                  Loans with MI
                                     FICOs
                     <450   451-500   501-550  551-600  601-650  651-700   701-750    >750
                   --------------------------------------------------------------------------
            <20
                   --------------------------------------------------------------------------
           20-30
                   --------------------------------------------------------------------------
           30-40
                   --------------------------------------------------------------------------
           40-50
                   --------------------------------------------------------------------------
  LTVs     50-60
                   --------------------------------------------------------------------------
           60-70
                   --------------------------------------------------------------------------
           70-80
                   --------------------------------------------------------------------------
           80-90
                   --------------------------------------------------------------------------
          90-100
                   --------------------------------------------------------------------------
           >100
                   --------------------------------------------------------------------------